BRIDGE BUILDER TRUST
Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”)
Supplement dated June 30, 2025
to the Prospectus dated October 28, 2024
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

A.
The Trustees of the Bridge Builder Trust (the “Trust”) have approved an investment sub‑advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Dodge & Cox, and the Trust, pursuant to which Dodge & Cox now serves as a sub‑adviser to an allocated portion of the Core Plus Bond Fund.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.
The sixth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Core Plus Bond Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑adviser. The Adviser allocates Fund assets to the following Sub‑advisers: BlackRock Investment Management, LLC (“BlackRock”), Dodge & Cox, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Metropolitan West Asset Management, LLC (“MetWest”), and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

2.	The following paragraph is hereby added to the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Core Plus Bond Fund”:
Dodge & Cox’s Principal Investment Strategies
Dodge & Cox’s investment strategy is built on four integrated pillars: rigorous fundamental analysis, a long-term investment horizon, a focus on valuation, and downside risk analysis. Dodge & Cox aims to construct a portfolio with attractive total return characteristics across various economic and market environments. Through a team-based decision-making process, Dodge & Cox seeks to create a portfolio with durable incremental yield, attractive relative return prospects, liquidity, high average quality, and diversification. Dodge & Cox seeks value in higher-yielding market segments like lower-rated investment-grade credit, below investment-grade securities and crossover credits (i.e., bonds rated between investment grade and high yield), and structured products (MBS and ABS). Detailed fundamental research is the primary risk mitigant at the security and/or issuer level, and a variety of qualitative and quantitative tools are used to monitor portfolio-level risk and highlight unintended exposures.

3.	The following table is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Core Plus Bond Fund”:

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Dodge & Cox

Portfolio Managers	Position with Dodge & Cox	Length of Service to the Fund
Lucy Johns	Senior Vice President and Director, Director of Fixed Income, Investment Committee Member	Since June 2025
James Dignan	Vice President and Research Analyst	Since June 2025
Adam Rubinson	Vice President and Research Analyst	Since June 2025
Anthony Brekke	Vice President and Research Analyst	Since June 2025
Nils Reuter	Vice President, Research Analyst and Trader, Investment Committee Member	Since June 2025

4.
The last paragraph under the sub‑section entitled “Bridge Builder Core Plus Bond Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Core Plus Bond Fund to the following Sub‑advisers: BlackRock, Dodge & Cox, Loomis Sayles, MetWest, and PIMCO. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

5.
The following paragraph is hereby added to the sub‑section entitled “Bridge Builder Core Plus Bond Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Dodge & Cox’s Principal Investment Strategies
There are four key – and integrated – pillars to Dodge & Cox’s investment strategy. Dodge & Cox employs rigorous fundamental analysis, coupled with a long-term investment horizon, a focus on valuation, and an emphasis on downside risk analysis, to seek to take advantage of market inefficiencies present in fixed income markets. Dodge & Cox seeks to construct a portfolio with attractive total return characteristics across a range of economic and market environments. Its disciplined application of this philosophy, through team-based decision making and repeatable processes, seeks to create a portfolio that has durable incremental yield and attractive relative return prospects, liquidity, high average quality, and diversification across sectors and investment themes. Dodge & Cox also seeks value in the higher-yielding segments of the market, including the lower-rated portions of investment-grade credit, below investment-grade securities and crossover credits (i.e., bonds rated between investment grade and high yield), and structured products (MBS and ABS). Dodge & Cox relies on detailed fundamental research as the primary risk mitigant at the security and/or issuer level, while also employing a variety of qualitative and quantitative tools to monitor risk at the portfolio level and to highlight unintended exposures.

6.	The following disclosure is hereby added as the fourth paragraph in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreement of Dodge & Cox for the Core Plus Bond Fund will be available in the Fund’s Form N‑CSR filing with the SEC for the period ending June 30, 2025.

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7.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – Core Plus Bond Fund” under the section entitled “Management of the Funds”:
Dodge & Cox
Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, serves as a Sub‑adviser to the Core Plus Bond Fund under a sub‑advisory agreement with the Adviser on behalf of the Core Plus Bond Fund. Dodge & Cox is registered as an investment adviser with the SEC and was founded in 1930. As of March 31, 2025, Dodge & Cox had assets under management of approximately $417.1 billion.
Portfolio Managers:
Lucy Johns, James Dignan, Adam Rubinson, Anthony Brekke and Nils Reuter have been portfolio managers of the Core Plus Bond Fund since June 2025.
Ms. Johns is a Senior Vice President & Director of Fixed Income at Dodge & Cox. Prior to graduate school, she worked for approximately two years each at Merrill Lynch as a financial analyst, Dodge & Cox as a research assistant, and NBC Internet as a Senior Product Manager. Ms. Johns rejoined Dodge & Cox in 2004. Ms. Johns received her M.B.A. from the University of California, Los Angeles Anderson School of Management and has over 27 years of industry experience.
Mr. Dignan is an Investment Committee Member & Structured Products Analyst at Dodge & Cox. Prior to joining Dodge & Cox in 1999, he worked in portfolio management for Fannie Mae. Mr. Dignan received his M.A. in Economics from New York University and his M.B.A. from Northwestern’s J.L. Kellogg Graduate School of Management and has over 32 years of industry experience.
Mr. Rubinson is an Investment Committee Member & Credit Analyst at Dodge & Cox. Prior to joining Dodge & Cox in 2002, he worked in the fixed income and investment banking divisions of Goldman Sachs. Mr. Rubinson received his B.A. from Columbia College and his J.D. from the Stanford Law School and has over 28 years of industry experience.
Mr. Brekke is an Investment Committee Member & Credit Analyst at Dodge & Cox. He joined Dodge & Cox in 2003. Mr. Brekke received his M.B.A. from the Haas School of Business at the University of California, Berkeley and has over 22 years of industry experience.
Mr. Reuter is an Investment Committee Member & Structured Products Analyst at Dodge & Cox. He joined Dodge & Cox in 2003. Mr. Reuter received his M.B.A. from the Haas School of Business at the University of California, Berkeley and has over 22 years of industry experience.

B.
The Trustees of the Trust have approved the termination of BlackRock Investment Management, LLC as sub‑adviser to the Core Plus Bond Fund, and the termination of BlackRock International Limited and BlackRock (Singapore) Limited (collectively with BlackRock Investment Management, LLC, “BlackRock”) as sub‑sub‑advisers to the Core Plus Bond Fund. The termination of BlackRock is expected to become effective in or around the third quarter of 2025.

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C.
Stephen Kane no longer serves as a portfolio manager of the portion of the assets of the Core Plus Bond Fund managed by Metropolitan West Asset Management, LLC (“MetWest’s Allocated Portion of the Core Plus Bond Fund”). Bryan Whalen, Jerry Cudzil and Ruben Hovhannisyan continue to serve as portfolio managers of MetWest’s Allocated Portion of the Core Plus Bond Fund.

Accordingly, all references and information related to Stephen Kane in the Prospectus are hereby deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Municipal High-Income Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

(together, the “Traditional Funds”)

Bridge Builder Tax Managed Large Cap Fund

Bridge Builder Tax Managed Small/Mid Cap Fund

Bridge Builder Tax Managed International Equity Fund

(together, the “Tax Managed Funds”)

Bridge Builder Transition Fund I

Bridge Builder Transition Fund II

Bridge Builder Transition Fund III

(together, the “Transition Funds” and collectively with

the Traditional Funds and Tax Managed Funds, the “Funds”)

Supplement dated June 30, 2025 to the Statements of Additional Information for:

•	the Traditional Funds, dated October 28, 2024, as supplemented (the “Traditional Funds SAI”);
•	the Tax Managed Funds, dated October 28, 2024, as supplemented (the “Tax Managed Funds SAI”); and
•	the Transition Funds, dated October 28, 2024 (the “Transition Funds SAI” and, collectively with the Traditional Funds SAI and Tax Managed Funds SAI, the “SAIs”)

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

A.

Maureen Leary-Jago is no longer deemed to be an “interested person” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, and therefore is now deemed to be an Independent Trustee of the Trust.

Accordingly, all references in the SAIs to Ms. Leary-Jago being a “Non-Edward Jones Interested Trustee of the Trust” and all related footnotes are hereby deleted in their entirety.

B.

The Trustees of the Trust have approved an investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Dodge & Cox, and the Trust, pursuant to which Dodge & Cox now serves as a sub-adviser to an allocated portion of the Core Plus Bond Fund.

Accordingly, the Traditional Funds SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Core Plus Bond Fund” under the section of the Traditional Funds SAI entitled “The Funds’ Investment Teams”:

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, is the Sub-adviser for an allocated portion of the Core Plus Bond Fund pursuant to a Sub-advisory Agreement with the Adviser. Dodge & Cox is entirely owned by its employees who are shareholders of the firm. No shareholder owns 25% or more of Dodge & Cox. Dodge & Cox, a California corporation, is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. For its services as a Sub-adviser, Dodge & Cox is entitled to receive a fee from the Core Plus Bond Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of March 31, 2025. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts
Lucy Johns	3	$112.4 billion	1	$0.7 billion	0	$0
James Dignan	2	$98.0 billion	1	$0.7 billion	0	$0
Adam Rubinson	2	$98.0 billion	1	$0.7 billion	0	$0
Anthony Brekke	1	$94.7 billion	0	$0	0	$0
Nils Reuter	1	$94.7 billion	0	$0	0	$0

As of March 31, 2025, the above-listed portfolio managers did not beneficially own shares of the Fund.

Conflicts of Interest. Dodge & Cox provides investment management services to institutions, individuals, mutual funds, including the proprietary Dodge & Cox Funds, and other pooled investment vehicles. Potential conflicts of interest may arise in connection with Dodge & Cox’s management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of client trades, investment opportunities, broker selection, and fund investments. Because of their roles at Dodge & Cox, investment committee members, separate account client portfolio managers, and research analysts may be privy to the size, timing and possible market impact of client trades. It is possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of such client. It is possible that an investment opportunity may be suitable for both its allocated portion of the Core Plus Bond Fund and other accounts managed by investment committee members or a Dodge & Cox proprietary account, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Dodge & Cox has adopted procedures for allocating portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Members of Dodge & Cox investment committees or their relatives invest in Dodge & Cox proprietary funds and a conflict may arise where they may have an incentive to treat the proprietary fund that they invest in preferentially as compared to other accounts with similar investment strategies.

Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer. For example, if an issuer in which different clients own different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (such as conflicts over proposed waivers and amendments to debt covenants). A debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

Dodge & Cox may invest client accounts in various publicly traded or restricted securities that are also owned by Dodge & Cox or its employees. Dodge & Cox is not obligated to purchase or sell for a client account any security which Dodge & Cox or its employees purchase or sell for their own account(s) or for the account of any other client. Dodge & Cox may give advice and take action with respect to any of its clients or for its own account which differs from or is inconsistent with the timing or nature of action(s) taken for its allocated portion of the Core Plus Bond Fund. Transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price. Dodge & Cox employees may invest in the same securities that Dodge & Cox purchases for the Fund to the extent permitted by the Dodge & Cox Code of Ethics. The Dodge & Cox Code of Ethics requires preclearance of personal securities transactions and reduces conflicts of interest by restricting the type and timing of employee trades. Dodge & Cox research analysts are sometimes invited to events hosted by company management in conjunction with performing their research responsibilities, which could provide an incentive for them to favor those companies over other investments. Acceptance of any gifts and entertainment is subject to restrictions set forth in Dodge & Cox’s Code of Ethics.

Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox may take actions or make investments on behalf of some clients that have the potential to disadvantage other clients. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict, and applicable laws. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients, which pay Dodge & Cox higher fees. The resolution of any actual or potential conflict of interest may result in Dodge & Cox’s making investment decisions for clients or groups of clients on less favorable terms than it would have absent the conflict.

Compensation. Compensation of Dodge & Cox’s portfolio managers includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution of fund shares or to the performance of any account or fund. All portfolio managers also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each portfolio manager is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All portfolio managers are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Portfolio managers participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

2.	The first paragraph in Appendix B of the Traditional Funds SAI is hereby deleted and replaced in its entirety with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

ARTISAN PARTNERS LIMITED PARTNERSHIP

BAILLIE GIFFORD OVERSEAS LIMITED

ROBERT W. BAIRD & CO., INC.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

BLACKROCK INVESTMENT MANAGEMENT, LLC

BOSTON PARTNERS GLOBAL INVESTORS, INC.

CAPITAL INTERNATIONAL, INC.

CHAMPLAIN INVESTMENT PARTNERS, LLC

DIAMOND HILL CAPITAL MANAGEMENT, INC.

DODGE & COX

DRIEHAUS CAPITAL MANAGEMENT LLC

EAGLE ASSET MANAGEMENT, INC.

FIAM LLC

JENNISON ASSOCIATES LLC

J.P. MORGAN INVESTMENT MANAGEMENT INC.

LAZARD ASSET MANAGEMENT LLC

LOOMIS, SAYLES & COMPANY, L.P.

LSV ASSET MANAGEMENT

MACKAY SHIELDS LLC

MARATHON ASSET MANAGEMENT LIMITED

MASSACHUSETTS FINANCIAL SERVICES COMPANY

METROPOLITAN WEST ASSET MANAGEMENT, LLC

MONDRIAN INVESTMENT PARTNERS LIMITED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PGIM, INC.

PZENA INVESTMENT MANAGEMENT, LLC

SILVERCREST ASSET MANAGEMENT GROUP LLC

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

SUSTAINABLE GROWTH ADVISERS, LP

T. ROWE PRICE ASSOCIATES, INC.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

VICTORY CAPITAL MANAGEMENT INC.

WCM INVESTMENT MANAGEMENT, LLC

WELLINGTON MANAGEMENT COMPANY LLP

(collectively, the “Sub-advisers”)

3.	The following proxy voting guidelines are added to Appendix B of the Traditional Funds SAI:

Dodge & Cox

Proxy Voting Policies and Procedures

Revised February 26, 2025

The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies and Procedures. To the

extent issues are not covered by the Dodge & Cox Proxy Voting Policies and Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and their shareholders.

The following Proxy Voting Policies and Procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of seven series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, Dodge & Cox Global Bond Fund, and Dodge & Cox Emerging Markets Stock Fund collectively, the “Funds”), Dodge & Cox Worldwide Funds plc, a UCITS umbrella fund registered in Ireland and consisting of four sub-funds (Dodge & Cox Worldwide Funds plc – Global Stock Fund, Dodge & Cox Worldwide Funds plc – U.S. Stock Fund, Dodge & Cox Worldwide Funds plc – Global Bond Fund, and Dodge & Cox Worldwide Funds plc – Emerging Markets Stock Fund), as well as individuals, corporations, and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act, and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or as otherwise agreed with Dodge & Cox). To the extent issues are not covered by the Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

General Policy

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox typically votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox votes based on the principle of maximizing shareholder value, as described above.

Proxy Decision-Making Process

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate. Proxies are also reviewed by a Global Industry Analyst when deemed appropriate by the Proxy Officer or delegate.

A delegate may include a third party vendor hired to implement the Dodge & Cox Proxy Voting Policy. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (which generally consists of the Proxy Officer, Global Industry Analysts, a subset of the firm’s investment committees, and members of the Legal, and Compliance Departments) when necessary. When an issue is not clearly covered by these guidelines, and when deemed appropriate by the Proxy Officer or delegate, the proposal may be referred to one or more members of the Proxy Policy Committee for review, who then decide on an appropriate vote or may recommend further review by the relevant investment committee.

Dodge & Cox has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer or delegate is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with Global Industry Analysts when deemed appropriate for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

Limitations Relating To Proxy Voting

While Dodge & Cox uses reasonable efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are not readily available for proxy voting and Dodge & Cox will not recall those securities to vote them absent exceptional circumstances. Securities lending programs may also prevent voting for clients who have lent securities in certain markets where split voting (different vote recommendations for one meeting for the same beneficial owner) is not allowed. Dodge & Cox may also be prohibited from voting certain shares or may be required to vote certain shares in proportion to other shareholders under applicable state, federal, or non-U.S. regulatory requirements, company governance provisions, or for other reasons.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among non-U.S. markets in which Dodge & Cox invests on behalf of its clients. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject Dodge & Cox clients to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of non-U.S. securities if Dodge & Cox does not receive information about the meeting in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees, information gathering) in non-U.S. markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of non-U.S. holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

Proxy Voting Guidelines

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. These examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and actual proxy votes may differ from the guidelines presented here. Dodge & Cox will typically vote against proposals that do not include enough information to allow a reasonable evaluation of the proposal’s merits. Governance practices and market standards not outlined below may be taken into consideration as well. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

Dodge & Cox considers the reputation, experience, and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. Dodge & Cox will typically vote in accordance with management on the items below and other routine issues when adequate information on the proposal is provided. When in the view of Dodge & Cox, adequate information is not provided, Dodge & Cox will generally choose to abstain or vote against such proposals. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

A.   Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.   Change Date and Place of Annual Meeting (if not associated with a takeover).

C.   Change in Company Name.

D.   Approval of Financial Statements.

E.   Payment or Distribution of Dividends.

F.   Other Business (domestic companies).

G.   Other Business (non-U.S. companies).

Dodge & Cox will typically vote against other business proposals in non-U.S. markets, as it is usually difficult to determine whether the items raised under other business would be beneficial to shareholders.

H.   Amend Bylaws / Articles of Association.

Dodge & Cox will generally support the amending of an issuer’s bylaws / articles of association to bring them in line with local laws and regulations. Dodge & Cox will also generally support management proposals to amend bylaws / articles if Dodge & Cox believes that the proposed amendments would have a neutral or positive effect on the value of the issuer’s shares. Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company. In situations where a number of amendments to the bylaws and/or articles are presented as a bundled proposal, Dodge & Cox may vote against the bundled proposal if we would normally vote against any single portion of the bundled proposal had the amendments been presented individually.

I.   Related Party Transactions.

Dodge & Cox will review related party transactions on a case-by-case basis.

II.	Capitalization / Reorganization

A.   Issuance of Securities to Meet Ongoing Corporate Needs.

B.   Approve Stock Split.

C.   Share Repurchase Authorization.

D.   Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Dodge & Cox reviews each capitalization proposal to evaluate whether the proposal is overly dilutive. In general, Dodge & Cox will typically vote in accordance with management on the above-referenced and similar issues. When a shareholder proposal pertains to one of the above issues and management opposes the proposal, Dodge & Cox will typically vote against the proposal.

E.   Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense or carry special voting rights

F.  Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation

A.  Compensation, Stock Option, Employee Stock Purchase Plans, and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures that enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms that provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans that reward long-term performance and align management and shareholders’ interests. Dodge & Cox will typically vote against any proposal to authorize replacement or repricing of underwater options or issuance of options with an exercise price below the stock’s current market price.

B.  Golden Parachutes / Severance Agreements.

Provisions for “golden parachutes” and severance agreements are evaluated on a case-by-case basis using internal standards. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives. Dodge & Cox will generally vote against severance agreements that provide excessive payouts or provisions such as excise tax gross-ups or the accelerated vesting of equity awards upon a broad definition of “change-in-control” (e.g., “single-trigger”).

C.  Claw-Back of Incentive Compensation.

Dodge & Cox typically votes against shareholder claw-back proposals where the company has an existing claw-back policy. Proposals will be reviewed on a case-by-case basis where the company has not previously adopted a claw-back policy. In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.

D.  Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests. Dodge & Cox may vote against compensation practices of companies when we determine that those practices cause a material misalignment of pay and performance or include incentive metrics or structures that are poorly aligned with the long-term economic interests of shareholders. Dodge & Cox prefers clear key performance indicators (KPI’s) with limited discretion included in compensation targets and expects elements of a company’s compensation program to be disclosed in a transparent and timely manner.

E.  Frequency of Advisory Votes on Compensation.

Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy annually.

F. Limit Services of Compensation Consultant.

Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.

IV.	Governance Related

A.  Election of Directors in Uncontested Elections.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. Dodge & Cox typically votes in accordance with management’s recommendation in uncontested elections of directors. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director, and may consider voting against a proposed director if Dodge & Cox has other governance concerns such as corruption or risk oversight failure. Dodge & Cox also expects directors to attend at least 75% of scheduled board and applicable committee meetings and will typically vote against their re-election if they fail to meet these thresholds of meeting attendance absent extenuating circumstances. Dodge & Cox may vote against directors who have not acted to implement a policy requested in a shareholder proposal that passed, or who have acted to implement a management proposal that failed to pass.

B.  Election of Directors in Contested Elections.

When evaluating the director nominees in a contested election, Dodge & Cox takes a case-by-case approach, taking into account, among other things, the qualifications of director nominees and the long-term financial performance of the company.

C.  Indemnification and Exculpation of Officers and Directors in Line with Prevailing Practice.

When reviewing U.S. indemnification and exculpation proposals, Dodge & Cox will consider prevailing practice. When reviewing non-U.S. indemnification and exculpation proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification and exculpation for officers and directors.

D.  Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation, and experience of a company’s board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors cannot be altered without shareholder approval; allowing management to increase or decrease the size of the board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors as defined by the rules of the exchange where the company is listed, and for companies to have compensation, audit, and nominating committees composed entirely of independent directors. Dodge & Cox may vote against a director who is not independent and sits as a member of the compensation, audit, or nominating committee. Dodge & Cox will also take into consideration local market standards of governance best practices when voting on director nominees. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the board of directors and other board committees we believe will improve governance.

E.   Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are generally in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chairman and Chief Executive Officer may not be in the best interests of the company or its shareholders. When the positions of Chairman and Chief Executive Officer are combined, Dodge & Cox prefers that the company has a lead independent director. Dodge & Cox typically will vote in accordance with company management on the above issue.

F.   Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox will typically support the board’s discretion to set board tenure and limits. Dodge & Cox believes that shareholder-imposed restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board and will generally vote against any such restrictions.

G.   Succession Plans.

Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.

H.   Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the board is an important factor in increasing the accountability of the board of directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a shareholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant board seats without shareholder approval.

I.   Majority of Votes to Elect Directors.

Dodge & Cox will generally support shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the law where the company is incorporated.

J.   Classified Boards / Annual Elections.

Dodge & Cox does not typically support classified boards (except in regions where classified boards are required by law or considered best practice) because this makes a change in board control more difficult to effect, and hence may reduce the accountability of the board to shareholders. We support proposals that enable annual director elections and proposals to declassify a board. Dodge & Cox may vote against directors of a board’s nomination and governance committee where a classified board is in place without proper sunset provisions or structure rationale. When there are no members of the nomination and governance committee up for election, Dodge & Cox may choose to vote against the most tenured board member up for re-election.

K.   Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company. Nevertheless, Dodge & Cox may utilize cumulative voting where this practice is already in place. Where the practice of cumulative voting is already in place, Dodge & Cox may distribute its support among directors based on criteria disclosed within this Proxy Voting Policy.

L.  Directors and Named Executive Officers (NEOs) Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company. Nevertheless, Dodge & Cox does believe that director and NEO stock ownership can align their interests with those of shareholders.

M.  Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox generally supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the board to shareholders. Dodge & Cox will generally consider the proposed requirements for minimum length and percentage of ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals. Dodge & Cox will generally support proxy access proposals that include an ownership level and holding period of at least three percent for three years. Dodge & Cox will evaluate proposals with lower ownership thresholds and / or shorter holding periods on a case-by-case basis. Dodge & Cox believes that fair and democratic access to the board is an important part of increasing accountability.

N.  Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals that seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified board members.

O.  Director Compensation.

Dodge & Cox typically does not support shareholder proposals that seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full board is best qualified to design compensation packages that will attract, motivate, and retain capable directors.

V.	Anti-Takeover / Business Combinations

Generally, Dodge & Cox does not support provisions that Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and that discourage two-tier offers.

A.  Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.

B.  Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many Fair Price provisions also give the board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.   Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs so long as they are put to a shareholder ratification vote within 12 months of adoption or have a two to three year sunset provision, as they do not seem to deter or prevent takeovers, but instead provide the board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). When considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

• 20% trigger or higher “flip-in” or “flip-over”;

• Two- to three-year sunset provision;

• No “dead-hand”, “slow-hand”, “no-hand” or similar features that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature—if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

D.   Greenmail.

Dodge & Cox does not support the payment of “greenmail,” the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

E.   Mergers, Acquisitions, and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spinoff, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

F.   Material Amendments to Bylaws.

Dodge & Cox expects shareholders to be given the opportunity to vote on all material bylaw amendments. We recognize that some bylaw amendments are non- material and it may be overly burdensome and not in the best interest of shareholders to require that these types of amendments be approved by shareholders. Dodge & Cox generally opposes proposals giving the board of directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.	Shareholder Rights

A.   Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.   Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.

C.   Shareholder Action by Written Consent.

Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.

D.   Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.   Omission of “Irrelevant” Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.   One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management, governance, and whether a reasonable sunset provision is in place, and will review proposals to eliminate a dual class structure on a case-by-case basis.

G.   Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

H.   Hybrid and Virtual-Only Meetings.

Dodge & Cox will typically support proposals allowing for the convening of hybrid shareholder meetings (meaning those that include both an in-person and “virtual” meetings). Dodge & Cox is generally opposed to virtual -only shareholder meetings. Virtual-only meetings may hinder meaningful exchanges between management and shareholders, enable management to avoid uncomfortable questions, and increase the likelihood of marginalizing certain shareholders. Dodge & Cox typically supports virtual-only meetings in situations where it may be unsafe for a large group to gather.

I.   Exclusive Venue.

Dodge & Cox typically supports management’s discretion to select a specific jurisdiction as the exclusive venue for shareholder lawsuits.

VII. Social	/ Environmental

Dodge & Cox believes management is generally in the best position to make decisions regarding a company’s strategy and business operations, including those relating to financially material environmental and social factors. We view environmental and social factors as financially material when we believe they are likely to affect the long-term value of a company. When evaluating company proxies, we consider many factors, including financially material environmental, social, and governance (“ESG”) factors. To the extent not addressed elsewhere in these Policies and Procedures, Dodge & Cox will review management and shareholder proposals regarding social and environmental issues on a case-by-case basis. We will consider supporting proposals that address financially material issues that we believe will protect and/or enhance the long-term value of the company. Financially material ESG factors can differ for each company. We seek to understand how a company makes decisions, balances the interests of its stakeholders, and manages key risks. In our analysis, we pay particular attention to governance structure and practices, as well as risks and opportunities associated with environmental and social factors, when financially relevant and sufficient information is available. In general, we believe governance factors have the potential to be financially material for every company, whereas financial materiality for environmental and social factors can vary by company, industry, and region.

To read more about Dodge & Cox’s approach to ESG integration, please see Dodge & Cox’s ESG Policy Statement.

A.   Oversight of ESG.

Dodge & Cox recognizes that societal and regulatory expectations around how companies manage ESG risks and opportunities continue to evolve. Therefore, Dodge & Cox expects management and the board to regularly evaluate ESG risks and opportunities to identify those that could have a financially material impact on their business. When an ESG factor has been identified as financially material by the company, we expect clear reporting and oversight function by management and the board.

B.   Disclosure of Material Metrics.

Dodge & Cox expects companies to disclose financially material ESG risks and opportunities. Dodge & Cox may consider supporting shareholder proposals requesting information or data that enables us to better assess the financial materiality of ESG risks to the company relating to social and environmental issues such as climate change, energy transition, and human capital. When reviewing shareholder proposals requesting additional ESG disclosure, Dodge & Cox will typically vote against proposals that we deem overly prescriptive or that we view as dictating a company’s strategy. Additionally, Dodge & Cox will review current company disclosures to determine whether the shareholder proposal is additive or unnecessary.

C.   Climate Change and Energy Transition.

Dodge & Cox recognizes that many companies face risks related to climate change and the transition to a lower carbon economy (“the energy transition”), in particular for companies that emit high levels of greenhouse gases. These risks may include transition risks, such as risks related to policy and legal changes, technology substitutions, changing consumer preferences, and reputational implications, as well as physical risks, such as sea level rise, wildfires, and more extreme weather events. As with any transition, there are opportunities for certain companies, such as the development of new technology. When Dodge & Cox deems that a company has financially material climate-related risks or opportunities, we will expect that company to have a climate strategy and Dodge & Cox will typically vote in favor of well-considered management climate-related proposals.

Dodge & Cox will typically vote against shareholder climate-related proposals that dictate a company’s strategy rather than leaving the strategy up to management and the board. Dodge & Cox may take sector, location, and company strategy into consideration when deciding on how to vote on these types of shareholder proposals.

D.   Diversity, Equity and Inclusion (DEI).

Dodge & Cox recognizes that diversity, equity, and inclusiveness in the workplace can contribute to a company’s long-term value. When evaluating a company’s board, management team, and workforce, we may look at diversity of background, relevant experience, and personal characteristics. As such, Dodge & Cox may consider supporting shareholder proposals that request information and data on DEI metrics such as Equal Employment Opportunity (EEO-1) reports, disclosure of board skills, and disclosure of board diversity. We believe management is in the best position to determine board and company composition and will typically vote against shareholder proposals that mandate specific board and employee characteristics.

VIII. Mutual Fund Proxies

A.   Election of Trustees / Directors.

Dodge & Cox will typically vote in support of proposed nominees in uncontested elections.

B.   Investment Advisory Agreement.

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C.   Fundamental Investment Restrictions.

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.   Distribution Agreements.

Dodge & Cox votes on distribution agreements on a case-by-case basis.

Conflicts of Interest

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a significant business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company); or (v) a member of the Dodge & Cox Funds Board of Trustees is a director of a public company held by the Funds. Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients and will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to material conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Officer or delegate may escalate the issue to the Proxy Policy Committee who will consult Dodge & Cox’s Chief Compliance Officer (CCO) and senior management. The Proxy Policy Committee, CCO, and senior management may consult with an independent consultant or counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests. When Dodge & Cox-managed separate accounts, funds or other collective investment vehicles are shareholders of Dodge & Cox Funds, Dodge & Cox will, where possible, vote client proxies relating to the Dodge & Cox Funds by voting the shares in the same proportion as the votes of other shareholders in the relevant Funds (so called “echo voting”).

Proxy Voting Recordkeeping

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements or proxy meeting information received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s responses to such requests (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.

Review of Policies and Procedures

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

How to Obtain Dodge & Cox Funds Proxy Voting Record

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at dodgeandcox.com and on the SEC’s website at www.sec.gov.

C.

The Trustees of the Trust have approved the termination of BlackRock Investment Management, LLC as sub-adviser to the Core Plus Bond Fund, and the termination of BlackRock International Limited and BlackRock (Singapore) Limited (collectively with BlackRock Investment Management, LLC, “BlackRock”) as sub-sub-advisers to the Core Plus Bond Fund. The termination of BlackRock is expected to become effective in or around the third quarter of 2025.

D.

Stephen Kane no longer serves as a portfolio manager of the portion of the assets of the Core Plus Bond Fund managed by Metropolitan West Asset Management, LLC (“MetWest’s Allocated Portion of the Core Plus Bond Fund”). Bryan Whalen, Jerry Cudzil and Ruben Hovhannisyan continue to serve as portfolio managers of MetWest’s Allocated Portion of the Core Plus Bond Fund.

Accordingly, all references and information related to Stephen Kane in the Traditional Funds SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE